Agreement and Mutual Release of Chadbourn Securities, Inc.
and United Heritage Corporation

Recitals

Chadbourn Securities, Inc. and United Heritage Corp. entered into an agreement relating to the placement of securities, other financing, and other services dated on or about January 16, 2008, (hereinafter “Placement Agreement”).

Chadbourn Securities, Inc. and United Heritage Corp. mutually no longer desire to continue their business relationship.

Chadbourn Securities, Inc. has not raised any capital or other financings for United Heritage Corporation under the terms of Placement Agreement referenced above.

United Heritage Corporation has not raised any capital or other new financing since January 16, 2006, through the date of this Agreement.

This Agreement is dated as of May 19, 2008.

Warranties

The execution of or performance under this Agreement will not (a) violate or conflict with the certificate of incorporation or bylaws or the comparable organizational documents of any party, law, or order of a court or administrative agency, (b) violate, conflict with or result in a breach or termination of, or otherwise give any person additional rights or compensation under, or the right to terminate or accelerate, or constitute (with notice or lapse of time, or both) a default under the terms of any contract to which any Party to this Agreement may be a Party.
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Chadbourn Securities, Inc. and United Heritage Corporation

Each Party to this Agreement is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation, or a trust or other non-corporate entity duly organized and validly existing under the laws of the jurisdiction of its organization.

No Consents are required to be made or obtained by the Parties to this Agreement to conclude the transactions contemplated by these agreements.

No non-party to this Agreement has acted directly or indirectly as a broker, finder or financial advisor for any Party in connection with the negotiations relating to the transactions contemplated by this Agreement, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of any Party, except as stated herein.

Chadbourn Securities, Inc. represents and warrants that:

(a)	it has full power and authority to enter into and perform this Agreement in accordance with its terms;

(b)
it is an “accredited investor” within the meaning of Rule 501 of the Securities Act and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

(c)
it has made an investigation of United Heritage Corporation and its business as it deemed necessary and has had an opportunity to discuss and review the United Heritage Corporation’s business, management and financial affairs with the United Heritage Corporation’s management as it deemed necessary;

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(d)
the Common Shares being purchased by it are being or will be acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; and

(e)	it understands that:

(i) the Common Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant and the regulations promulgated thereunder;

(ii) the Common Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration;

(iii) the Common Shares will bear legends to such effect; and

(iv) the Company will make a notation on its transfer books to such effect.

If Glen Rose Petroleum Corporation files a registration statement with the U.S. Securities and Exchange Commission, it shall provide a minimum 10 days notice via electronic notification or First Class U.S. Mail to Chadbourn Securities, Inc. of said registration statement and include Chadbourn Securities, Inc.’s shares acquired under this Agreement in said Registration Statement at Chadbourn Securities, Inc.’s option. Chadbourn Securities, Inc. acknowledges that plans to file a registration statement may be material non-public information and hereby covenants not to trade in company shares between the time of receipt of notice of the planned registration statement filing and the actual filing of the registration statement. Chadbourn Securities, Inc.’s registration rights shall not apply to Form S-8 registration statements.

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Termination of Placement Agreement

CHADBOURN SECURITIES, INC. and UNITED HERITAGE CORPORATION hereby agree to terminate the Placement Agreement referenced above dated on or about January 16, 2008 and agree to release claims against each Party as stated in this Agreement. Neither Party shall have any continuing obligations under the Placement Agreement except as stated herein.

UNITED HERITAGE CORPORATION agrees to pay U.S 25,000 restricted common shares issued by UNITED HERITAGE CORPORATION or its successor corporation, GLEN ROSE PETROLEUM CORPORATION, to CHADBOURN SECURITIES, INC. in full satisfaction of all current and future obligations to CHADBOURN SECURITIES, INC. contemporaneously with the execution of this Agreement and Release.

Said common shares shall carry the following restrictive legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.
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Statements of Release

For the purposes of this Agreement, “Affiliate” means any corporation, partnership, limited liability company, trust, estate or other entity controlling, controlled by, or under common control with a party and officers, directors, and employees of the Parties.

Except as stated below, CHADBOURN SECURITIES, INC. and its affiliates, for themselves and their respective successors and assigns, and anyone who may claim by or through it, do hereby RELEASE and FOREVER DISCHARGE UNITED HERITAGE CORPORATION and its past, present, and future partners, officers, directors, members, shareholders, employees, attorneys, and representatives, predecessors, successors, and assigns, from any and all liabilities, claims, causes of action, and obligations, whether at law or in equity, known or unknown, whether in tort or contract or any other theory of recovery, including specific performance and consequential damages and all claims under the federal and state laws for commissions, fees, delivery of shares of stock or warrants, or any other payments, arising from the beginning of time through the effective date of this Agreement, that relate in any way to the Placement Agreement between Chadbourn Securities, Inc. and United Heritage, Corporation or to any other matters between Chadbourn Securities, Inc. and United Heritage Corporation..
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UNITED HERITAGE CORPORATION and its affiliates, for themselves and their respective successors and assigns, and anyone who may claim by or through it, do hereby RELEASE and FOREVER DISCHARGE S CHADBOURN SECURITIES, INC., and its past, present, and future partners, officers, directors, members, shareholders, employees, attorneys, and representatives, predecessors, successors, and assigns, from any and all liabilities, claims, causes of action, and obligations, whether at law or in equity, known or unknown, whether in tort or contract or any other theory of recovery, including specific performance and consequential damages, arising from the beginning of time through the effective date of this Agreement, that relate that relate in any way to the Placement Agreement between Chadbourn Securities, Inc. and United Heritage, Corporation or to any other matters between Chadbourn Securities, Inc. and United Heritage Corporation.

Miscellaneous Provisions

This Agreement shall be governed by the laws of the State of Texas without reference to conflict of law provisions.

Date:   May _________, 2008

Signed:_________________________________________________________________
Chadbourn Securities, Inc.
By Trent Gunter, President

Signed:_________________________________________________________________
United Heritage Corporation
By Paul Watson, CEO

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